UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5407

Trust For Credit Unions

(Exact name of registrant as specified in charter)

71 S. Wacker Drive, Suite 500
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to: Mary Jo Reilly, Esq.
Goldman Sachs & Co.	Drinker Biddle & Reath LLP
One New York Plaza	One Logan Square
New York, New York 10004	18th and Cherry Streets Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (800) 621-2550

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Unitholders is filed herewith.

TRUST

for Credit Unions
Annual Report

August 31, 2006

         The reports concerning the Portfolios included in this unitholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
      TCU files the complete schedule of portfolio holdings of each Portfolio with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.
      This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust for Credit Unions Prospectus (the “Prospectus”), which contains facts concerning the Portfolios’ objectives and policies, management, expenses and other information.
An investment in the TCU Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Portfolio.
The TCU Ultra-Short Duration Government Portfolio and the TCU Short Duration Portfolio are not money market funds. Investors in these Portfolios should understand that the net asset values of the Portfolios will fluctuate, which may result in a loss of the principal amount invested. The Portfolios’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolios if held to maturity and not to the value of the Portfolios’ shares. The Portfolios’ investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.
     Holdings and allocations shown may not be representative of current or future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
      This material is not authorized for distribution unless preceded or accompanied by a current Prospectus. Investors should consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing or sending money. The Prospectus contains this and other information about the Portfolios.
      Goldman, Sachs & Co. and Callahan Financial Services, Inc. are co-distributors of the TCU Portfolios.

Dear Credit Union Unitholders:
      August 31 marked the end of fiscal year 2006 for the Trust for Credit Unions (“TCU”). Short-term interest rates rose through most of the twelve-month period, with the largest increases at the very shortest maturities. The Federal Reserve Open Market Committee raised the target federal funds rate by 175 basis points, from 3.50% to 5.25%. The two-year Treasury note, by comparison, rose 97 basis points, from 3.81% to 4.78%. By the end of the Trust’s fiscal year, the yield curve was inverted. This dynamic presented an additional challenge to the financial institution business model. Margins continued to decline as the cost of funds rose faster than loan income.
      Distribution rates on each of the three TCU Portfolios rose throughout the year as short-term interest rates rose, but at varying paces. Increases in the Money Market Portfolio yield were relatively consistent with the rise in the federal funds rate. The yield on money market portfolios tends to lag overnight rates when rates rise, and we saw this happen during the 2006 fiscal year. Conversely, money market portfolios also lag, but with a positive effect, when interest rates are falling. Over a complete market cycle, money market portfolios such as the TCU Money Market Portfolio present a competitive alternative to direct overnight investments.
      The TCU Ultra-Short Duration Government and Short Duration Portfolios (the “Bond Portfolios”) have two moving parts that comprise total return—the distribution rate and the net asset value, or NAV, per share. As a result of a tax policy change implemented in 2004 that directly affects distribution levels, both of these elements behaved differently in the 2006 fiscal year than in previous rising rate environments. The Portfolios’ distribution yields, which closely reflect the economic yield of the Portfolios’ holdings, remained below the relative yields on the respective Portfolio benchmarks, and below the overnight federal funds rate. However, the NAVs of each of the Bond Portfolios displayed less volatility than expected based on the Portfolio’s duration, which is a measure of interest rate sensitivity. The NAV of the TCU Ultra-Short Duration Government Portfolio both began and ended the year at $9.43, while the NAV of the TCU Short Duration Portfolio declined about half as much as expected, from $9.59 to $9.51.

      When interest rates rise, the usual bond risk-reward equation can be inverted and investors who take the least risk can be rewarded with the most return over the short term. This happened in the 2006 fiscal year, as the TCU Portfolios posted the following returns:

	For the Fiscal Year Ended
	August 31, 2006

		Component of
		Total Return

	Total	NAV	Distribution
TCU Portfolio	Return	Change	Return

Money Market	4.52%	N/A	4.52%
iMoneyNet First Tier — Institutional Only Average	4.21%	N/A	N/A
Ultra-Short Duration Government	4.12%	0.00%	4.12%
Benchmark: Six-Month U.S. Treasury Bill Index	4.32%	N/A	N/A
Benchmark: One-Year U.S. Treasury Note Index	3.60%	N/A	N/A
Short Duration	3.25%	(0.83%)	4.08%
Benchmark: Two-Year Treasury Note Index	2.70%	N/A	N/A
      In total return terms, the Bond Portfolios performed well relative to their respective benchmarks.
      As of late September 2006, the market seems to be at an inflection point. The Federal Reserve Open Market Committee has just held the target federal funds rate firm at 5.25% for the second consecutive meeting, and signs are emerging that the economy is slowing. While we can’t know for sure, it is possible that the difficult days of a rising rate environment are behind us, but challenges such as share growth may persist while others, such as a slowing housing market, may begin to have an impact. Regardless of the investment backdrop, we continue to look for ways that the TCU Portfolios can be more responsive to the credit union market.
      As always, we are grateful for your investment in the Trust for Credit Unions.
Sincerely,
Charles W. Filson
President
Callahan Financial Services, Inc.
and Trust for Credit Unions

TCU MONEY MARKET PORTFOLIO
Objective
      The objective of the TCU Money Market Portfolio (“MMP” or the “Portfolio”) is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality money market instruments authorized under the Federal Credit Union Act (“FCUA”).
Performance Review
      For the one-year period that ended August 31, 2006, the MMP had a one-year simple average yield of 4.43%. This compared to the 4.21% return of the iMoneyNet First Tier—Institutional Only Average (“iMoneyNet benchmark”) for the same period. The Portfolio witnessed stable asset flows over the period and was able to outperform the iMoneyNet benchmark.
      As of August 31, 2006, the Portfolio had standardized seven-day current and effective yields, with fee waivers, of 5.18% and 5.31%, respectively. As of that date, the Portfolio’s standardized seven-day current and effective yields, without fee waivers, would have been 4.94% and 5.06%, respectively. The standardized 7-day current and effective yields are calculated in accordance with industry regulations and do not include capital gains. The standardized 7-day current yield may differ slightly from the actual distribution rate because of the exclusion of distributed capital gains, which are non-recurring. The standardized 7-day effective yield assumes reinvestment of all dividends.
      The past performance of the Portfolio is no indication of its future results. Yields will fluctuate. Unless otherwise noted, performance reflects fee waivers in effect. In their absence, performance would be reduced.
Portfolio Composition and Investment Strategies
      The Federal Reserve Board (the “Fed”) continued tightening the federal funds rate at a “measured pace” during the fiscal year. Over that period, it tightened rates seven times, bringing the federal funds rate to 5.25%. The Fed went to great lengths to make its message more transparent to the fixed income market. As a result, much of the Fed tightenings were already anticipated by investors and priced into the market. The tightening cycle ended when the Fed decided to leave rates unchanged at its August meeting.
      Despite the fact that the front end of the money market yield curve was higher than we had seen in years, we maintained a shorter duration for the Portfolio. Over the reporting period, the duration of the Portfolio was approximately 15-25 days. This allowed the Portfolio’s yield to reset more quickly following each Fed meeting. That said, despite the shorter duration, the rapid pace of Fed tightening caused the yield of the Portfolio to lag the federal funds rate.

      The supply of domestic bank-issued securities remained extremely low throughout the reporting period. In addition, U.S. government agencies continued issuing debt at a near record pace. This caused the credit spread between bank debt and government agencies to shrink to extremely tight levels. As a result, the Portfolio maintained a relatively high allocation to repurchase agreements and U.S. government agency securities during the fiscal year.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Money Market Portfolio Management Team

Portfolio Composition as of August 31, 2006*
Portfolio Composition as of August 31, 2005*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and/or liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

†	U.S. Government Agency and Bank Notes include 10.9% and 3.9% variable rate securities, respectively.

TCU ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
Objective
      The TCU Ultra-Short Duration Government Portfolio (“USDGP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. Under normal circumstances, at least 80% of the net assets (measured at the time of purchase) of USDGP will be invested in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio expects that a substantial portion of these securities will be mortgage-related securities. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. USDGP’s maximum duration is equal to that of a Two-Year U.S. Treasury Security, and its target duration is to be no shorter than that of a Six-Month U.S. Treasury Bill Index and no longer than that of a One-Year U.S. Treasury Note Index. As of August 31, 2006, the Portfolio’s actual duration was 0.66 years, compared to 0.72 years for the Nine-Month Treasury average. (The Nine-Month Treasury average represents an equally weighted blend of the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, as reported by Merrill Lynch. The Nine-Month Treasury average does not reflect any deduction of fees or expenses.)
Performance Review
      For the one-year period that ended August 31, 2006, the cumulative total return of USDGP was 4.12% versus the 4.32% and 3.60% cumulative total returns of the Portfolio’s benchmarks, the Six-Month Treasury Bill Index and the One-Year Treasury Note Index, respectively.
      The Portfolio’s net asset value closed at $9.43, equaling the $9.43 net asset value on August 31, 2005. During the reporting period, the yield on the Six-Month Treasury Bill Index increased 143 basis points from 3.68% to 5.11% basis points and the yield on the One-Year Treasury Note Index increased 121 basis points from 3.79% to 5.00%. The yield on the Nine-Month Treasury average increased 132 basis points from 3.74% to 5.06% over the same period. As of August 31, 2006, the Portfolio’s standardized 30-day yield was 4.47% and its distribution rate was 4.89%. Its duration was 0.66 years as of that date.
      The Portfolio’s one-year, five-year and ten-year standardized total returns as of June 30, 2006 were 3.47%, 3.08%, and 4.53%, respectively. The past performance of the Portfolio is no indication of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.

Portfolio Composition and Investment Strategies
      Yields rose across the U.S. yield curve over the fiscal year ended August 31, 2006 amid mixed economic data and heightened inflationary pressures. The yield curve continued to flatten, as short-term rates rose more than intermediate and longer-term rates. Over the period, the Fed raised rates a total of seven times, with the federal funds rate closing the fiscal year at 5.25%. The Fed paused for the first time since initiating its tightening cycle in June 2004 at its August 2006 meeting, signaling to the markets that its tightening cycle may be coming to an end as the economy is showing increasing signs of cooling down.
      A combination of top-down and bottom-up strategies impacted performance over the period. Higher interest rates at the front end of the yield curve were a drag on the Portfolio’s total return. However, the Portfolio was positioned defensively over the period, maintaining a short duration position in anticipation of continued higher interest rates. This strategy helped to enhance relative results as interest rates rose. In terms of our cross-sector strategies, wider mortgage spreads were a drag on returns. However, we continued to take advantage of opportunities to add value in security-specific trades. We emphasized adjustable-rate mortgages (“ARMs”) and collateralized mortgage obligations (“CMOs”) in order to maximize option-adjusted spreads, while seeking to limit risk. The Portfolio also held pass-through mortgages.
      Although we maintain a defensive posture in the Portfolio, we recognize that we may be at a turning point in the economic cycle and have moved the Portfolio’s duration closer to the duration of the Nine-Month Treasury average. We continue to hold a meaningful position in shorter duration securities and cash equivalents, namely short agency debentures, as they offer attractive spreads relative to Treasuries. Mortgages, and in particular pass-throughs, continue to appear expensive and, in light of this, we have trimmed pass-through exposure. ARMs are a mortgage subsector in which we continue to find value and have modestly increased exposure. We continue to evaluate security selection opportunities across the mortgage and government markets as relative valuations change over time.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U.S. Fixed Income Investment Management Team

Portfolio Composition — Sector Allocation:
August 31, 2006*
August 31, 2005*

Portfolio Composition — Issuer Allocation:
August 31, 2006*
August 31, 2005*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and/or liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Six-Month Treasury Bill Index and the One-Year Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Ultra-Short Duration Government Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

TCU SHORT DURATION PORTFOLIO
Objective
      The TCU Short Duration Portfolio (“SDP” or the “Portfolio”) seeks to achieve a high level of current income, consistent with relatively low volatility of principal, by investing in obligations authorized under the Federal Credit Union Act. These securities include privately issued mortgage-related securities rated, at the time of purchase, in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. Mortgage-related securities held by SDP may include adjustable rate and fixed rate mortgage pass-through securities, collateralized mortgage obligations and other multi-class mortgage-related securities, as well as other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. SDP invests in obligations authorized under the Federal Credit Union Act with a maximum portfolio duration not to exceed that of a Three-Year U.S. Treasury Security and a target duration equal to that of its benchmark, the Two-Year U.S. Treasury Security. As of August 31, 2006, the Portfolio’s actual duration was 1.62 years, versus 1.80 years for its benchmark.
Performance Review
      The Portfolio’s cumulative total return for the one-year period ended August 31, 2006 was 3.25%, versus a 2.70% cumulative total return for the Two-Year U.S. Treasury Index. The Portfolio’s net asset value fell during the review period, closing at $9.51, versus $9.59 on August 31, 2005, which is consistent with the rising interest rate environment. During the reporting period, the yield on the Portfolio’s benchmark increased 97 basis points from 3.81% to 4.78%. Net asset value movements reflect, among other things, the Portfolio’s duration of 1.62 years, as well as the impact of market forces, including interest rates. As of August 31, 2006, the Portfolio’s standardized 30-day yield was 4.56% and its distribution rate was 4.38%.
      The Portfolio’s one-year, five-year and ten-year standardized total returns as of June 30, 2006 were 2.05%, 3.66% and 5.14%, respectively. The past performance of the Portfolio is no indication of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, will be worth more or less than their original cost. Pursuant to the provisions of the Internal Revenue Code, the Portfolio distributes substantially all of its net investment company taxable income each year. The amount of these income distributions to Unitholders, which are calculated in accordance with relevant tax requirements, can often differ from the amount of the Portfolio’s net investment income for financial reporting purposes, which is calculated in accordance with generally accepted accounting principles.
Portfolio Composition and Investment Strategies
      Yields rose across the U.S. yield curve over the fiscal year ended August 31, 2006 amid mixed economic data and heightened inflationary pressures. The yield curve continued to flatten, as short-term rates rose more than intermediate and longer-term rates. Over the period, the Fed raised rates a total of seven times, with the federal funds rate closing the fiscal year at 5.25%. The Fed paused for the first time since initiating its tightening cycle in June 2004 at its August 2006 meeting, signaling to the markets that its tightening cycle may be coming to an end as the economy is showing increasing signs of cooling down.
      During the reporting period, the Portfolio maintained a short duration position relative to its benchmark, the Two-Year U.S. Treasury Index, due to our belief that rates would move higher. This positioning helped enhance results as short to intermediate yields rose meaningfully over the period. In terms of our cross-sector strategies, wider mortgage spreads were a drag on returns. However, we continued to take advantage of opportunities to add value in security-specific trades. We emphasized adjustable-rate mortgages (“ARMs”) and collateralized mortgage obligations (“CMOs”) in order to maximize option-adjusted spreads, while seeking to limit risk. The Portfolio also held pass-through mortgages.
      Although we maintain a defensive posture in the Portfolio, we recognize that we may be at a turning point in the economic cycle and have moved the Portfolio’s duration closer to the duration of its benchmark. Within the agency sector, we maintain exposure to short agency debentures that offer attractive spreads relative to Treasuries. As these shorter securities matured over the period, the allocation to agency debentures decreased from 56% to 29%. Although the mortgage sector, and in particular pass-throughs, still appear expensive, we believe there are attractive security selection opportunities within the other mortgage subsectors. We increased the Portfolio’s allocations to ARMs as we continue to find value in select securities. We continue to evaluate security selection opportunities across the mortgage and government markets as relative valuations change over time.
We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U.S. Fixed Income Investment Management Team

Portfolio Composition — Sector Allocation:
August 31, 2006*
August 31, 2005*

Portfolio Composition — Issuer Allocation:
August 31, 2006*
August 31, 2005*

*	These percentages reflect Portfolio holdings as a percentage of net assets. Figures in the above charts may not sum to 100% due to the exclusion of other assets and/or liabilities. Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolio’s entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The TCU Short Duration Portfolio is not a money market fund. Investors in this Portfolio should understand that the net asset value of the Portfolio will fluctuate, which may result in a loss of the principal amount invested. The Portfolio’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio if held to maturity and not to the value of the Portfolio’s shares. The Portfolio’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

TRUST FOR CREDIT UNIONS

PERFORMANCE COMPARISON
      In accordance with the requirements of the Securities and Exchange Commission, the following data for the Ultra-Short Duration Government Portfolio is supplied for the period ended August 31, 2006. The Trust for Credit Unions Portfolio is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:

Ultra-Short Duration Government (“USDGP”)	$10,000	Lehman Brothers Mutual Fund Short (1-2 year) Government Index (“Lehman 1-2 Gov’t Index”); 1-Year U.S. Treasury Note Index (“1-year T-Note”); 6-Month U.S. Treasury Bill Index (“6-month T-Bill”).
      All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table below assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.
Ultra-Short Duration Government Portfolio

Average Annual Total Return

One Year	Five Year	Ten Year	Since Inception(b)

4.12%	3.08%	4.55%	4.73%

(a)	For comparative purposes, the initial investments is assumed to be made on September 1, 1996.

(b)	The Ultra-Short Duration Government Portfolio commenced operations on July 10, 1991.

TRUST FOR CREDIT UNIONS

PERFORMANCE COMPARISON
      In accordance with the requirements of the Securities and Exchange Commission, the following data for the Short Duration Portfolio is supplied for the period ended August 31, 2006. The Trust for Credit Unions Portfolio is compared to its benchmarks assuming the following initial investment:

	Initial
Portfolio	Investment	Compare to:

Short Duration (“SDP”)	$10,000	Lehman Brothers Mutual Fund Short (1-3 year) Government Index (“Lehman 1-3 Gov’t Index”); 2-Year U.S. Treasury Note Index (“2-year T-Note”).
      All performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor’s units, when redeemed, may be worth more or less than their original cost. The chart and table below assume reinvestment of dividends and distributions. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio. Please call 1-800-342-5828 or 1-800-CFS-5678 for the most recent month-end returns.
Short Duration Portfolio

Average Annual Total Return

One Year	Five Year	Ten Year	Since Inception(b)

3.25%	3.64%	5.23%	5.28%

(a)	For comparative purposes, the initial investment is assumed to be made on September 1, 1996.

(b)	The Short Duration Portfolio commenced operations on October 9, 1992.

TRUST FOR CREDIT UNIONS

MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2006
($ in Thousands)

Principal	Interest	Maturity	Amortized
Amount	Rate	Date	Cost

Bank Notes (5.1%)
Bank of America, N.A.
$3,000	5.650%	06/25/07	$3,000
Wachovia Bank, N.A.(a)
10,000	5.459	03/30/07	9,999

Total Bank Notes			$12,999

Certificates of Deposit (3.9%)
National City Bank
$5,000	5.170%	03/30/07	$5,000
Wells Fargo Bank
5,000	5.600	07/19/07	5,000

Total Certificates of Deposit			$10,000

Government Agency Securities (14.0%)
Federal National Mortgage Association
$8,000	3.550%	01/12/07	$7,962
Federal National Mortgage Association(a)
28,000	5.111	09/07/06	27,999

Total Government Agency Securities			$35,961

Total Investments Before Repurchase Agreements			$58,960

Repurchase Agreements (76.9%)
Deutsche Bank
$15,000	5.320%	11/27/06	$15,000
Maturity Value: $15,200
Dated: 08/29/2006
(Fully collateralized by Federal Home Loan Mortgage Corp., 4.00% to 7.50%, due 09/01/2018 to 11/01/2035 and Government National Mortgage Association, 5.50% to 7.00%, due 03/15/2012 to 05/15/2036. The aggregate market value of the collateral, including accrued interest, was $15,450.)
Joint Repurchase Agreement Account II(b)
167,600	5.281	09/01/06	167,600
Maturity Value: $167,625
Merrill Lynch
15,000	5.420	10/16/06	15,000

Maturity Value: $15,203
Dated: 07/18/2006
(Fully collateralized by Federal National Mortgage Association, 4.50% to 6.50%, due 07/01/2011 to 08/01/2036. The aggregate market value of the collateral, including accrued interest, was $15,452.)
Total Repurchase Agreements			$197,600

Total Investments (99.9%)			$256,560

Other Assets In Excess Of Liabilities—0.1%			$238

Net Assets—100%			$256,798

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2006. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 26.
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2006
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations (43.5%)
Adjustable Rate FHLMC(a) (2.2%)
$763	4.320%	02/01/18	$749
808	5.773	11/01/18	809
3,420	6.870	11/01/19	3,535
249	6.176	11/01/22	250
242	6.318	11/01/22	243
174	6.728	10/01/24	176
467	5.842	10/01/25	466
1,264	6.597	08/01/28	1,285
177	6.021	07/01/29	178
572	6.511	05/01/31	583

Total Adjustable Rate FHLMC			8,274

Adjustable Rate FNMA(a) (14.4%)
242	4.407	10/01/13	238
276	5.406	07/01/17	278
305	5.508	11/01/17	307
255	6.686	11/01/17	261
241	6.936	11/01/17	248
595	6.250	03/01/18	609
228	5.911	04/01/18	231
160	5.661	05/01/18	162
215	6.614	06/01/18	221
39	7.375	06/01/18	39
2,445	4.963	10/01/18	2,431
260	5.150	02/01/19	263
310	5.911	05/01/19	315
181	6.864	12/01/19	183
513	6.423	01/01/20	522
227	6.232	05/01/20	228
1,034	6.446	05/01/20	1,064
816	5.969	12/01/20	822
1,257	5.376	12/25/20	1,253
35	6.797	10/01/21	35
1,514	6.710	02/01/22	1,558
206	5.905	01/01/23	210
569	5.728	03/01/24	570
330	7.142	04/01/25	338
685	6.354	10/01/25	703
721	5.009	07/01/27	723
533	6.567	07/01/27	540
682	5.259	01/01/29	686
163	5.259	02/01/29	164
13,264	5.636	08/01/29	13,433
116	7.138	07/01/31	118
704	5.533	07/01/32	706
1,122	5.637	07/01/32	1,118
871	6.745	09/01/32	892
3,583	5.280	01/01/33	3,586
591	4.488	03/01/33	592
4,901	5.009	08/01/33	4,924
2,672	3.851	10/01/33	2,642
4,639	3.445	04/01/34	4,594
1,004	5.134	07/01/34	1,018
2,313	5.134	08/01/34	2,345
4,270	5.134	08/01/44	4,292

Total Adjustable Rate FNMA			55,462

Adjustable Rate GNMA(a) (4.3%)
1,455	4.500	04/20/34	1,442
5,593	4.250	06/20/34	5,514
9,685	4.750	08/20/34	9,596

Total Adjustable Rate GNMA			16,552

Fixed Rate FHLMC (2.3%)
178	6.500	11/01/10	180
908	6.500	09/01/13	924
794	6.500	10/01/13	808
351	6.500	05/01/14	357
360	6.500	06/01/14	367
2,889	6.000	12/01/14	2,898
1,329	8.000	12/01/15	1,391
1,826	6.000	03/01/16	1,839
239	6.500	07/01/16	243

Total Fixed Rate FHLMC			9,007

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2006
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Fixed Rate FNMA (0.8%)
$2,323	6.000%	06/01/09	$2,321
847	8.500	04/01/16	896

Total Fixed Rate FNMA			3,217

Fixed Rate GNMA (0.1%)
184	7.000	04/15/26	190

CMOs (19.4%)
Regular Floater CMOs(a) (9.2%)
FHLMC Series 1009, Class D
69	5.975	10/15/20	69
FHLMC Series 1066, Class P
210	6.275	04/15/21	210
FHLMC Series 1222, Class P
323	4.560	03/15/22	322
FHLMC Series 1448, Class F
378	6.775	12/15/22	382
FHLMC Series 1555, Class FA
237	6.575	08/15/08	237
FHLMC Series 1575, Class FA
718	6.875	08/15/08	723
FHLMC Series 1604, Class FC
526	4.420	11/15/08	520
FHLMC Series 1618, Class F
28	4.460	11/15/08	28
FHLMC Series 1689, Class FD
2,012	4.570	10/15/23	1,988
FHLMC Series 1698, Class FA
646	6.175	03/15/09	651
FNMA REMIC Trust Series 1992-033, Class F
90	4.450	03/25/22	89
FNMA REMIC Trust Series 1992-137, Class F
1,423	6.344	08/25/22	1,439
FNMA REMIC Trust Series 1992-155, Class FC
539	6.194	09/25/07	541
FNMA REMIC Trust Series 1993-093, Class FB
279	4.940	05/25/08	277
FNMA REMIC Trust Series 1993-190, Class F
189	5.140	10/25/08	188
FNMA REMIC Trust Series 1998-21, Class F
825	5.590	03/25/28	809
FNMA Series 1993-027, Class F
1,736	6.494	02/25/23	1,777
FNMA Series 1993-191, Class FC
1,038	4.890	10/25/08	1,031
FNMA Series 2001-60, Class O
3,410	6.274	10/25/31	3,475
FNMA Series 2001-70, Class OF
1,137	6.274	10/25/31	1,165
FNMA Series 2001-W4, Class AV1
687	5.604	02/25/32	687
FNMA Series 2002-T7, Class A1
1,596	5.434	07/25/32	1,595
FNMA Series 2002-W2, Class AV1
1,321	5.584	06/25/32	1,321
FNMA Series 2003-T3, Class 1A
283	5.444	06/25/33	283
FNMA Series 2006-5, Class 2A1
15,339	5.374	11/25/28	15,345

Total Regular Floater CMOs			35,152

PAC CMOs (6.7%)
FHLMC REMIC Trust Series 1432, Class H
96	7.500	12/15/07	96
FHLMC Series 1250, Class J
819	7.000	05/15/22	817
FHLMC Series 1308, Class J
116	8.500	06/15/07	116
FHLMC Series 1461, Class H
2,606	6.500	01/15/08	2,601
FHLMC Series 1475, Class K
1,148	7.000	02/15/08	1,145
FHLMC Series 1513, Class N
1,254	6.500	05/15/08	1,253
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2006
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
PAC CMOs—(Continued)
FHLMC Series 1685, Class G
$1,846	6.000%	09/15/23	$1,847
FHLMC Series 1693, Class H
317	6.000	12/15/08	316
FHLMC Series 1720, Class PJ
1,268	7.250	01/15/24	1,286
FHLMC Series 2440, Class OU
2,993	6.500	09/15/09	3,001
FNMA REMIC Trust Series 1991-67, Class J
1,712	7.500	08/25/21	1,792
FNMA REMIC Trust Series 1992-01, Class E
24	7.500	01/25/07	24
FNMA REMIC Trust Series 1992-094, Class J
403	7.000	05/25/07	403
FNMA REMIC Trust Series 1992-175, Class PH
566	7.000	10/25/07	567
FNMA REMIC Trust Series 1993-040, Class H
1,116	6.800	04/25/08	1,121
FNMA REMIC Trust Series 1993-174, Class H
906	6.500	09/25/08	906
FNMA Series 1993-225, Class WC
2,898	6.500	12/25/13	2,968
FNMA Series 1994-51, Class PJ
484	6.500	09/25/23	485
FNMA Series 2002-16, Class LH
4,085	6.500	03/25/31	4,105
GNMA REMIC Trust Series 2001-10, Class PD
810	6.500	08/16/30	824

Total PAC CMOs			25,673

Sequential Fixed Rate CMOs (2.3%)
FHLMC Series 1216, Class GC
455	7.000	03/15/07	455
FHLMC Series 1331, Class O
793	8.000	07/15/07	792
FHLMC Series 1823, Class C
936	6.000	12/15/08	941
FHLMC Series 2367, Class BC
362	6.000	04/15/16	362
FHLMC Series 2543, Class AD
782	8.500	01/15/16	804
FHLMC Series 2663, Class KV
1,044	6.000	04/15/12	1,043
FNMA REMIC Trust Series 1992-53, Class G
164	7.000	04/25/07	164
FNMA Series 2000-16, Class ZG
1,382	8.500	06/25/30	1,468
FNMA Series 2000-32, Class Z
1,842	7.500	10/18/30	1,937
FNMA Series 2002-73, Class AD
1,012	8.500	12/25/15	1,042

Total Sequential Fixed Rate CMOs			9,008

Support CMO (1.2%)
FHLMC Series 1605, Class E
4,682	6.500	10/15/08	4,687

Total CMOs			74,520

Total Mortgage-Backed Obligations (cost $170,470)			167,222

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2006
($ in Thousands)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Agency Debentures (33.0%)
FHLB
$20,000	5.190	% (a)	12/13/06	$20,001
FHLMC
25,000	4.500		04/18/07	24,850
17,200	5.000		09/17/07	17,156
FNMA
30,000	0.000 (b)		09/13/06	29,953
25,000	2.625		11/15/06	24,858
Small Business Administration(a)
758	6.075		03/25/14	763
Sri Lanka Aid(a)
9,250	5.691		11/01/24	9,192

Total Agency Debentures (cost $126,944)				126,773

U.S. Treasury Obligation (13.0%)
United States Treasury Notes
$50,000	4.625%		02/29/08	$49,824

(cost $49,824)
Total Investments Before Repurchase Agreement (cost $347,238)				$343,819

Repurchase Agreement(c) (23.2%)
Joint Repurchase Agreement Account II
$89,200	5.281%		09/01/06	$89,200

Maturity Value: $89,213 (cost $89,200)
Total Investments (112.7%) (cost $436,438)				$433,019

Liabilities In Excess Of Other Assets—(12.7)%				$(48,999)

Net Assets—100%				$384,020

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2006. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 26.

Investment Abbreviations:
CMOs—Collateralized Mortgage Obligations
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
PAC—Planned Amortization Class
REMIC—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2006
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations (68.9%)
Adjustable Rate FHLMC(a) (4.6%)
$1,220	4.825%	09/01/32	$1,225
5,647	3.899	01/01/34	5,497
3,384	4.153	09/01/34	3,344
7,208	4.460	10/01/34	7,162
1,876	4.818	11/01/34	1,863
2,486	4.404	08/01/35	2,451
5,913	4.583	08/01/35	5,791
3,871	5.181	04/01/36	3,834

Total Adjustable Rate FHLMC			31,167

Adjustable Rate FNMA(a) (26.5%)
609	6.049	05/01/32	618
894	6.745	09/01/32	916
949	4.744	10/01/32	958
1,806	4.409	01/01/33	1,798
2,142	4.650	01/01/33	2,152
2,636	4.216	02/01/33	2,618
3,907	3.978	04/01/33	3,845
1,959	4.205	04/01/33	1,953
3,169	4.399	04/01/33	3,154
5,543	3.846	07/01/33	5,430
4,345	3.877	07/01/33	4,281
6,831	3.288	08/01/33	6,845
4,101	4.082	08/01/33	4,045
3,563	3.851	10/01/33	3,523
7,426	4.344	11/01/33	7,326
918	4.561	11/01/33	908
7,162	3.962	12/01/33	7,036
7,117	4.299	12/01/33	6,996
1,655	4.465	01/01/34	1,630
1,789	4.291	02/01/34	1,757
2,199	4.331	02/01/34	2,174
6,251	4.150	03/01/34	6,113
3,066	4.343	03/01/34	3,035
5,157	3.545	04/01/34	5,152
1,973	5.007	08/01/34	1,946
4,889	4.780	10/01/34	4,863
6,816	4.684	04/01/35	6,693
3,295	4.243	05/01/35	3,255
7,171	4.296	05/01/35	7,078
3,153	4.325	05/01/35	3,123
10,138	4.476	05/01/35	10,052
5,655	4.754	05/01/35	5,591
7,781	4.675	06/01/35	7,746
5,337	5.064	06/01/35	5,294
6,388	4.250	08/01/35	6,184
3,896	4.552	09/01/35	3,853
8,386	4.639	09/01/35	8,211
1,984	4.684	10/01/35	1,960
7,211	5.312	12/01/35	7,165
6,598	5.251	02/01/36	6,486
6,205	5.113	03/01/36	6,183

Total Adjustable Rate FNMA			179,946

Adjustable Rate GNMA(a) (0.5%)
3,046	4.500	12/20/34	3,014

Fixed Rate FHLMC Gold (4.3%)
48	7.000	03/01/09	48
38	7.000	04/01/09	39
543	7.000	06/01/09	549
39	7.000	03/01/12	40
760	7.000	12/01/12	772
1,105	5.000	12/01/13	1,095
1,183	4.000	01/01/14	1,136
51	8.000	07/01/14	54
12,527	4.500	03/01/15	12,195
20	7.000	03/01/15	20
3,250	5.500	05/01/15	3,249
370	5.500	06/01/17	370
217	8.000	09/01/17	229
490	5.500	10/01/17	490
1,078	8.000	11/01/17	1,138
1,229	5.500	03/01/18	1,228
685	5.500	04/01/18	684
903	6.500	05/01/18	920
80	6.000	10/01/18	82
21	6.000	11/01/18	21
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2006
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Fixed Rate FHLMC Gold—(Continued)
$4,350	5.500%	02/01/19	$4,343
168	6.500	12/01/29	171

Total Fixed Rate FHLMC Gold			28,873

Fixed Rate FNMA (8.1%)
341	6.500	09/01/08	340
244	6.000	12/01/08	245
13	7.500	09/01/10	13
3,790	6.000	01/01/12	3,811
1,016	6.000	04/01/12	1,022
1,346	6.000	05/01/12	1,354
1,885	6.000	06/01/12	1,897
71	7.500	07/01/12	73
3,758	6.000	09/01/12	3,783
373	5.000	11/01/12	369
6,379	5.500	01/01/13	6,365
5	8.000	01/01/13	5
2,109	4.500	08/01/13	2,057
11,919	4.500	09/01/13	11,639
2,560	5.500	09/01/14	2,559
1,343	5.500	12/01/14	1,342
20	6.000	02/01/18	20
3,930	5.500	05/01/18	3,926
254	6.000	05/01/18	256
1,378	5.500	06/01/18	1,378
16	6.000	08/01/18	16
16	6.000	09/01/18	16
1,150	5.500	10/01/18	1,150
1,434	5.500	11/01/18	1,432
1,366	6.000	11/01/18	1,375
79	5.500	12/01/18	79
2,437	6.000	12/01/18	2,453
2,014	6.000	01/01/19	2,028
29	6.000	02/01/19	29
714	6.000	04/01/19	720
162	6.000	05/01/19	164
220	6.000	10/01/23	221
741	7.000	08/01/28	765
1,125	7.000	11/01/28	1,163
152	7.000	02/01/32	157
277	7.000	05/01/32	286
581	7.000	09/01/32	597

Total Fixed Rate FNMA			55,105

Fixed Rate GNMA (0.2%)
4	6.000	07/15/08	4
7	6.000	08/15/08	7
129	6.000	09/15/08	129
154	6.000	10/15/08	154
22	6.000	11/15/08	22
18	6.000	12/15/08	18
45	6.000	01/15/09	45
14	6.000	02/15/09	14
18	6.000	05/15/09	18
1	8.500	07/15/09	1
— (b)	8.500	09/15/09	—	(b)
1	8.500	12/15/09	1
98	8.500	01/15/10	102
68	8.500	02/15/10	72
39	8.500	03/15/10	41
30	8.500	04/15/10	31
16	8.500	05/15/10	16
55	8.500	06/15/10	58
16	8.500	07/15/10	17
32	8.500	08/15/10	33
26	8.500	10/15/10	27
52	8.500	11/15/10	54
52	8.500	12/15/10	54
49	8.500	09/15/11	51
78	8.500	10/15/11	81
27	8.500	03/15/12	28
56	8.500	07/15/12	59

Total Fixed Rate GNMA			1,137

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2006
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
CMOs (24.7%)
Adjustable Rate CMOs(a) (17.2%)
Adjustable Rate Mortgage Trust Series 2004-4, Class 1A1
$4,324	4.871%	03/25/35	$4,361
Adjustable Rate Mortgage Trust Series 2005-4, Class 1A1
5,857	4.692	08/25/35	5,839
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-10, Class A3
5,100	4.650	10/25/35	4,995
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-9, Class A1
7,335	4.625	10/25/35	7,129
Countrywide Home Loans Series 2003-37, Class 1A1
190	5.858	08/25/33	189
First Horizon Asset Securities, Inc. Series 2004-AR2, Class 2A1
3,861	4.577	05/25/34	3,829
FNMA Series 1988-12, Class A
364	10.000	02/25/18	409
Indymac Index Mortgage Loan Trust Series 2004-AR4, Class 1A
4,571	4.527	08/25/34	4,566
JP Morgan Mortgage Trust Series 2005-A2, Class 1A1
1,029	4.760	04/25/35	1,013
Merrill Lynch Mortgage Investors, Inc. Series 2003-A4, Class 1A
1,664	6.264	07/25/33	1,672
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1C
7,000	5.171	12/25/35	6,991
Salomon Brothers Mortgage Securities VII, Inc. Series 1994-20, Class A
203	7.188	12/25/24	203
Structured Adjustable Rate Mortgage Loan Series 2004-1, Class 3A3
541	4.655	02/25/34	547
Structured Adjustable Rate Mortgage Loan Series 2004-2, Class 2A
945	4.983	03/25/34	961
Structured Adjustable Rate Mortgage Loan Series 2004-5, Class 1A
3,159	4.442	05/25/34	3,164
Structured Adjustable Rate Mortgage Loan Series 2004-6, Class 3A2
6,349	4.727	06/25/34	6,275
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
2,553	4.700	11/25/33	2,531
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
6,270	4.520	12/25/33	6,200
Washington Mutual Series 2003-AR6, Class A1
1,709	4.338	06/25/33	1,698
Washington Mutual, Inc. Series 2005-AR10, Class 1A3
4,000	4.839	09/25/35	3,926
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR1, Class 1A1
10,869	4.546	02/25/35	10,615
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 6A3
5,292	5.000	10/25/35	5,224
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR4, Class 2A2
10,535	4.530	04/25/35	10,321
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3
13,196	5.092	03/25/36	13,068
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A5
5,656	5.092	03/25/36	5,605
Wells Fargo Series 2005-AR16, Class 1A1
5,326	4.977	10/25/35	5,357

Total Adjustable Rate CMOs			116,688

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2006
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations—(Continued)
Regular Floater CMOs(a) (0.1%)
FHLMC Series 1448, Class F
$883	6.775%	12/15/22	$891
FNMA Series 1993-220, Class PF
175	4.520	09/25/13	174

Total Regular Floater CMOs			1,065

PAC CMOs (4.0%)
FHLMC Series 1506, Class PI
3,449	6.750	05/15/08	3,441
FHLMC Series 1661, Class PJ
5,262	6.500	01/15/09	5,278
FHLMC Series 1693, Class H
418	6.000	12/15/08	417
FHLMC Series 1720, Class PJ
634	7.250	01/15/24	643
FHLMC Series 3028, Class MB
7,489	5.000	12/15/26	7,441
FNMA REMIC Trust Series 1992-193, Class HB
1,913	6.500	11/25/07	1,915
FNMA Series 2005-87, Class CL
4,742	5.000	10/25/35	4,704
GNMA REMIC Trust Series 2001-60, Class PD
1,346	6.000	10/20/30	1,350
GNMA REMIC Trust Series 2002-45, Class QD
85	6.500	06/20/31	85
Residential Funding Securities Corp. Series 2003-RM2, Class AI5
1,953	8.500	05/25/33	2,095

Total PAC CMOs			27,369

Support CMO (0.1%)
FNMA REMIC Trust Series 1993-131, Class Z
369	7.000	07/25/08	372

Sequential Fixed Rate CMOs (3.3%)
FHLMC Series 1342, Class H
354	7.500	08/15/07	353
FHLMC Series 1980, Class Z
1,407	7.000	07/15/27	1,451
FHLMC Series 2236, Class Z
9,935	8.500	06/15/30	10,681
FHLMC Series 2417, Class VK
3,268	6.000	07/15/18	3,275
FNMA REMIC Trust Series 1992-4, Class H
129	7.500	02/25/07	129
FNMA REMIC Trust Series 1992-53, Class G
201	7.000	04/25/07	201
FNMA Series 2001-42, Class HG
789	10.000	09/25/16	867
FNMA Series G92-44, Class Z
2,030	8.000	07/25/22	2,137
GNMA REMIC Trust Series 2001-62, Class VL
3,000	6.500	11/16/17	3,027

Total Sequential Fixed Rate CMOs			22,121

Total CMOs			167,615

Total Mortgage-Backed Obligations (cost $471,943)			466,857

Agency Debentures (29.0%)
FFCB
$7,600	3.800%	09/07/07	$7,491
FHLB
13,000	2.625	05/15/07	12,759
40,100	3.750	05/15/07	39,660
12,000	4.000	07/13/07	11,861
8,000	4.125	09/06/07	7,911
10,000	3.030	06/12/08	9,638
FHLMC
20,500	4.125	04/02/07	20,357
17,500	4.500	08/04/08	17,320
25,000	4.480	09/19/08	24,710
21,000	4.750	10/17/08	20,805
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2006
($ in Thousands)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Agency Debentures—(Continued)
FNMA
$10,250	2.375%	03/30/07	$10,077
14,500	4.000	07/25/08	14,210

Total Agency Debentures (cost $198,263)			196,799

U.S. Treasury Obligation (1.5%)
United States Treasury Notes
$10,000	4.875%	08/15/09	$10,045

(cost $10,045)
Total Investments Before Repurchase Agreement (cost $680,251)			$673,701

Repurchase Agreement(c) (3.0%)
Joint Repurchase Agreement Account II
$20,600	5.281%	09/01/06	$20,600

Maturity Value: $20,603 (cost $20,600)
Total Investments (102.4%) (cost $700,851)			$694,301

Liabilities In Excess Of Other Assets—(2.4)%			$(16,239)

Net Assets—100%			$678,062

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

(a)	Variable rate securities. Coupon rates disclosed are those which are in effect at August 31, 2006. Maturity date shown is the date of the next coupon rate reset or actual maturity.

(b)	Principal amount and value of security held is less than $500.

(c)	Joint repurchase agreement was entered into on August 31, 2006. Additional information appears on page 26.

Investment Abbreviations:
CMOs—Collateralized Mortgage Obligations
FFCB—Federal Farm Credit Bank
FHLB—Federal Home Loan Bank
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
PAC—Planned Amortization Class
REMIC—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SCHEDULE OF INVESTMENTS—(Continued)
August 31, 2006
($ in Thousands)
ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II— At August 31, 2006, the Portfolios had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Principal
Portfolio	Amount

Money Market	$167,600
Ultra-Short Duration Government	89,200
Short Duration	20,600

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,000,000	5.28%	09/01/2006	$3,000,440
Barclays Capital PLC	3,000,000	5.28	09/01/2006	3,000,440
Credit Suisse First Boston LLC	1,400,000	5.28	09/01/2006	1,400,205
Deutsche Bank Securities, Inc.	1,915,000	5.29	09/01/2006	1,915,281
Greenwich Capital Markets	300,000	5.28	09/01/2006	300,044
Merrill Lynch	500,000	5.28	09/01/2006	500,073
Morgan Stanley & Co.	1,000,000	5.28	09/01/2006	1,000,147
UBS Securities LLC	2,373,000	5.28	09/01/2006	2,373,348
Wachovia Capital Markets	250,000	5.28	09/01/2006	250,037

TOTAL	$13,738,000			$13,740,015

At August 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 6.35%, due 09/01/2006 to 06/29/2016; Federal Home Loan Mortgage Association, 2.63% to 14.00%, due 01/01/2007 to 09/01/2036; and Federal National Mortgage Association, 0.00% to 14.00%, due 10/01/2006 to 09/01/2036. The aggregate market value of the collateral, including accrued interest, was $13,996,119.
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2006

	Money	Ultra-Short	Short
	Market	Duration Government	Duration
	Portfolio	Portfolio	Portfolio

Assets
Investments, at value (amortized cost $58,960,049, identified cost $347,238,093 and $680,250,522 respectively)	$58,960,049	$343,819,138	$673,700,581
Repurchase agreements, at value based on amortized cost	197,600,000	89,200,000	20,600,000
Cash	54,532	98,659	62,323
Receivables:
Interest	786,350	2,044,343	4,571,503
Investment securities sold	—	5,262	132,142
Reimbursement from administrator	—	22,170	—
Portfolio units sold	9,752	—	—
Other assets	1,477	3,017	4,279

Total assets	257,412,160	435,192,589	699,070,828

Liabilities
Payables:
Investment securities purchased	—	49,830,607	18,319,560
Dividends	533,619	1,145,363	2,428,111
Advisory fees	16,812	65,122	115,020
Administration fees	4,804	32,560	28,755
Accrued expenses	58,920	99,384	117,756

Total liabilities	614,155	51,173,036	21,009,202

Net Assets
Paid-in capital	256,809,489	436,462,951	707,488,227
Accumulated undistributed (distributions in excess of) net investment income	(4,217)	1,543,844	2,183,527
Accumulated net realized loss on investment transactions	(7,267)	(50,568,287)	(25,060,187)
Net unrealized loss on investments	—	(3,418,955)	(6,549,941)

Net assets	$256,798,005	$384,019,553	$678,061,626

Net asset value, offering and redemption price per unit (net assets/units outstanding)	$1.00	$9.43	$9.51

Units Outstanding
Total units outstanding, $0.001 par value (unlimited number of units authorized)	256,809,489	40,725,262	71,322,888

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2006

	Money	Ultra-Short	Short
	Market	Duration Government	Duration
	Portfolio	Portfolio	Portfolio

Investment income:
Interest income	$12,556,989	$18,817,709	$29,442,204

Expenses:
Advisory fees	544,360	961,507	1,396,783
Administration fees	272,180	480,754	349,196
Custody and accounting fees	50,428	176,509	206,714
Professional fees	81,526	107,007	149,600
Trustees’ fees	13,796	13,021	35,153
Printing fees	9,905	16,495	30,436
Transfer Agent fees	—	5,562	2,628
Registration fees	144	4,351	2,171
Other expenses	30,288	61,021	72,750

Total operating expenses	1,002,627	1,826,227	2,245,431
Expense Reductions:
Advisory fees waived	(381,242)	—	—
Administration fees waived	(245,010)	—	—
Expenses reimbursed by administrator	—	(143,589)	—
Custody credits	(1,060)	(12,758)	(10,692)

Total expense reductions	(627,312)	(156,347)	(10,692)

Net operating expenses	375,315	1,669,880	2,234,739

Net Investment Income	$12,181,674	$17,147,829	$27,207,465

Net Realized Loss on Investment Transactions	(2,838)	(1,391,654)	(5,866,759)
Net Change in Unrealized Gain on Investments	—	2,949,766	869,503

Net Increase in Net Assets Resulting from Operations	$12,178,836	$18,705,941	$22,210,209

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

STATEMENTS OF CHANGES IN NET ASSETS

			Ultra-Short Duration
	Money Market Portfolio		Government Portfolio		Short Duration Portfolio

	For the Year	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended	Ended
	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005

From Operations:
Net investment income	$12,181,674	$12,669,338	$17,147,829	$22,504,978	$27,207,465	$23,541,694
Net realized loss on investment transactions	(2,838)	(4,429)	(1,391,654)	(925,923)	(5,866,759)	(3,634,494)
Net change in unrealized gain (loss) on investments	—	—	2,949,766	(1,882,250)	869,503	(6,091,248)

Net increase in net assets resulting from operations	12,178,836	12,664,909	18,705,941	19,696,805	22,210,209	13,815,952

Distributions to Unitholders:
From net investment income	(12,178,836)	(12,676,393)	(19,086,263)	(25,301,602)	(28,215,801)	(23,917,022)
From paid-in capital	—	—	—	(56,581)	—	—

Total distributions to Unitholders	(12,178,836)	(12,676,393)	(19,086,263)	(25,358,183)	(28,215,801)	(23,917,022)

From Unit Transactions:
Proceeds from sales of units	4,564,768,057	6,456,292,323	1,500,000	1,600,000	1,500,000	82,603,952
Reinvestment of dividends and distributions	6,710,002	6,738,378	6,046,114	9,574,235	2,798,257	5,701,150
Cost of units repurchased	(4,565,680,582)	(6,797,649,606)	(211,004,215)	(897,675,167)	(41,880,965)	(148,719,986)

Net increase (decrease) in net assets resulting from unit transactions	5,797,477	(334,618,905)	(203,458,101)	(886,500,932)	(37,582,708)	(60,414,884)

Total increase (decrease)	5,797,477	(334,630,389)	(203,838,423)	(892,162,310)	(43,588,300)	(70,515,954)

Net Assets:
Beginning of year	251,000,528	585,630,917	587,857,976	1,480,020,286	721,649,926	792,165,880

End of year	$256,798,005	$251,000,528	$384,019,553	$587,857,976	$678,061,626	$721,649,926

Accumulated Undistributed (Distributions in excess of) Net Investment Income	$(4,217)	$(7,055)	$1,543,844	$2,803,229	$2,183,527	$2,805,634

Summary of Unit Transactions:
Units sold	4,564,768,057	6,456,292,323	159,235	169,136	157,729	8,591,015
Reinvestment of dividends and distributions	6,710,002	6,738,378	641,824	1,014,081	294,456	592,375
Units repurchased	(4,565,680,582)	(6,797,649,606)	(22,394,561)	(95,028,189)	(4,417,579)	(15,434,806)

Net increase (decrease) in units outstanding	5,797,477	(334,618,905)	(21,593,502)	(93,844,972)	(3,965,394)	(6,251,416)

The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

									Ratios assuming
									no expense reductions

								Ratio of	Ratio of	Ratio of
	Net asset			Net asset			Ratio of	net investment	total	net investment
	value,	Net	Distributions	value,		Net assets,	net expenses	income	expenses	income
	beginning	investment	to	end of	Total	end of year	to average	to average	to average	to average
	of year	income(a)	Unitholders	year	return(b)	(000’s)	net assets	net assets	net assets	net assets

Years ended:
8/31/06	$1.00	$0.04	$(0.04)	$1.00	4.52%	$256,798	0.14%	4.48%	0.38%	4.24%
8/31/05	1.00	0.02	(0.02)	1.00	2.44	251,000	0.13	2.36	0.32	2.17
8/31/04	1.00	0.01	(0.01)	1.00	1.01	585,631	0.13	0.99	0.30	0.82
8/31/03	1.00	0.01	(0.01)	1.00	1.25	1,223,006	0.11	1.25	0.28	1.08
8/31/02	1.00	0.02	(0.02)	1.00	1.99	1,816,545	0.11	1.97	0.28	1.80

(a)	Calculated based on average units outstanding methodology.
(b)	Assumes reinvestment of all distributions.
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

ULTRA-SHORT DURATION GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

					Distributions
					to							Ratios assuming no
		From investment operations			Unitholders							expense reductions

											Ratio of	Ratio of	Ratio of
	Net asset		Net realized		From		Net asset			Ratio of	net investment	total	net investment
	value,	Net	and unrealized	Total from	net		value,		Net assets,	net expenses	income	expenses	income	Portfolio
	beginning	investment	gain (loss)	investment	investment		end of	Total	end of year	to average	to average	to average	to average	turnover
	of year	income(a)(e)	on investments	operations	income(e)		year	return(b)	(000’s)	net assets	net assets	net assets	net assets	rate(c)

Years ended:
8/31/06	$9.43	$0.34	$0.04	$0.38	$(0.38)		$9.43	4.12%	$384,020	0.35%	3.57%	0.38%	3.54%	52%
8/31/05	9.48	0.22	(0.01)	0.21	(0.26	)(f)	9.43	2.28	587,858	0.35	2.42	0.36	2.41	68
8/31/04	9.58	0.20	—	0.20	(0.30)		9.48	2.15	1,480,020	0.34	2.05	0.34	2.05	148
8/31/03	9.73	0.26	(0.07)	0.19	(0.34)		9.58	1.97	1,487,994	0.33	2.70	0.33	2.70	128
8/31/02	9.72	0.38 (d)	0.09 (d)	0.47	(0.46)		9.73	4.94	1,057,429	0.34	3.88 (d)	0.34	3.88 (d)	122

(a)	Calculated based on average units outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 50% for the year ended August 31, 2006. Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities and reclassifying all paydown losses to income. The effect of these changes for the year ended August 31, 2002 was to decrease net investment income per unit by $0.05, increase net realized and unrealized gains and losses per unit by $0.05, and decrease the ratio of net investment income to average net assets by 0.53%.
(e)	Net investment income per unit differs from Distributions to Unitholders primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.

(f)	Includes amounts less than $0.005 that are distributions from paid-in capital.
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

SHORT DURATION PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A UNIT OUTSTANDING THROUGHOUT EACH YEAR

		From investment operations			Distributions to Unitholders
												Ratio of
	Net asset		Net realized		From			Net asset		Net assets,	Ratio of	net investment
	value,	Net	and unrealized	Total from	net	From		value,		end of	net expenses	income	Portfolio
	beginning	investment	gain (loss)	investment	investment	paid-in	Total	end of	Total	year	to average	to average	turnover
	of year	income(a)(e)	on investments	operations	income(e)	capital	distributions	year	return(b)	(000’s)	net assets	net assets	rate(c)

Years ended:
8/31/06	$9.59	$0.37	$(0.07)	$0.30	$(0.38)	$—	$(0.38)	$9.51	3.25%	$678,062	0.32%	3.90%	126%
8/31/05	9.72	0.31	(0.13)	0.18	(0.31)	—	(0.31)	9.59	1.91	721,650	0.31	3.19	235
8/31/04	9.74	0.33	0.03	0.36	(0.36)	(0.02)	(0.38)	9.72	3.74	792,166	0.29	3.34	269
8/31/03	9.93	0.36	(0.09)	0.27	(0.46)	—	(0.46)	9.74	2.74	794,989	0.30	3.64	275
8/31/02	9.84	0.51 (d)	0.12 (d)	0.63	(0.54)	—	(0.54)	9.93	6.60	377,752	0.31	5.14 (d)	170

(a)	Calculated based on average units outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year.
(c)	There was no effect due to mortgage dollar roll transactions for the year ended August 31, 2006. Prior years include the effect of mortgage dollar roll transactions, if any.
(d)	As required, effective September 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began reclassifying all paydown losses to income. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per unit by $0.04, increase net realized and unrealized gains and losses per unit by $0.04, and decrease the ratio of net investment income to average net assets by 0.43%.
(e)	Net investment income per unit differs from Distributions to Unitholders primarily due to book/tax differences on treatment of paydown gains and losses, market discounts and market premiums.
The accompanying notes are an integral
part of these financial statements.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS
August 31, 2006

1.	Organization
      Trust for Credit Unions is a Massachusetts business trust registered under the Investment Company Act of 1940 (“the Act”), as amended, as an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio (collectively, “the Portfolios” or individually a “Portfolio”). Units of the Portfolios are offered for sale solely to state and federally chartered credit unions.

2.	Summary of Significant Accounting Policies
      The following is a summary of significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.	Investment Valuation
      For the Ultra-Short Duration Government and Short Duration Portfolios, investments in mortgage-backed, asset-backed and U.S. Treasury obligations for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Portfolios’ Board of Trustees. Securities of the Money Market Portfolio and short-term debt obligations maturing in sixty days or less for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio are valued at amortized cost, which approximates market value.

B.	Security Transactions and Investment Income
      Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
      Market discounts and market premiums on debt securities are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with generally accepted accounting principles. Original issue discounts (“OID”) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2006

2.	Summary of Significant Accounting Policies—(Continued)

C.	Federal Taxes
      It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its Unitholders. Accordingly, no federal tax provisions are required. Income distributions to Unitholders are recorded on the ex-dividend date, declared daily and paid monthly by the Portfolios. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
      The characterization of distributions to Unitholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or as a tax return of capital.
      Generally, paydown gains and losses are recorded as increases (paydown gains) or decreases (paydown losses) against capital gains for tax purposes. The Ultra-Short Duration Government and Short Duration Portfolios have elected to amortize and accrete market discounts and premiums on portfolio securities for tax purposes based on the securities’ yield to maturity. Such net amortization generally reduces ordinary income available for distribution.

D.	Expenses
      Expenses incurred by the Portfolios that do not specifically relate to an individual Portfolio are generally allocated to the Portfolios based on each Portfolio’s relative average net assets for the period.

E.	Repurchase Agreements
      Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.
      During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolios’ custodian or designated subcustodians under triparty repurchase agreements.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2006

2.	Summary of Significant Accounting Policies—(Continued)
      Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”) or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

F.	When-Issued Securities
      Consistent with National Credit Union Association (“NCUA”) rules and regulations, the Ultra-Short Duration Government and Short Duration Portfolios may purchase or sell securities in when-issued transactions. The value of a when-issued security sale is recorded as an asset and a liability on the Portfolios’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold. Losses may arise due to changes in the market value of the security or from the inability of counterparties to meet the terms of the transaction.

G.	Mortgage Dollar Rolls
      The Ultra-Short Duration Government and Short Duration Portfolios may enter into mortgage “dollar rolls” in which the Portfolios sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. During the period between the sale and repurchase, the Portfolios will not be entitled to accrue interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolios may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Portfolios’ use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Portfolios do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

3.	Agreements
      GSAM, an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Advisory Agreement (the “Agreement”) with the Trust on behalf of the Portfolios. Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees. As compensation for services rendered pursuant to the Agreement and the assumption of the

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2006

3.	Agreements—(Continued)
expenses related thereto, GSAM is entitled to a fee (“advisory fee”), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Asset levels	Fee

Money Market	up to $300 million	0.20%
	in excess of $300 million	0.15
Ultra-Short Duration Government	All	0.20
Short Duration	All	0.20
      GSAM has voluntarily agreed to limit its advisory fee with respect to the Money Market Portfolio to 0.07% of average daily net assets. Additionally, effective October 19, 2005, GSAM voluntarily agreed to further limit its advisory fee to the Money Market Portfolio to 0.05% of average daily net assets until April 18, 2006. On April 19, 2006, GSAM removed this additional waiver. These voluntary limitations may be modified or eliminated by GSAM in the future at its discretion. For the year ended August 31, 2006, GSAM waived advisory fees amounting to approximately $381,200.
      Callahan Credit Union Financial Services Limited Liability Limited Partnership (“CUFSLP”) serves as the Portfolios’ administrator pursuant to an Administration Agreement. Callahan Financial Services, Inc. serves as a general partner to CUFSLP, which includes 40 major credit unions that are limited partners. Under the Administration Agreement, CUFSLP, subject to the general supervision of the Trust’s Board of Trustees, provides certain administrative services to the Portfolios. As compensation for services rendered under the Administration Agreement, CUFSLP is entitled to the following fees (“administration fees”), computed daily and payable monthly, at the following annual rates as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Fee

Money Market	0.10%
Ultra-Short Duration Government	0.10
Short Duration	0.05
      CUFSLP has voluntarily agreed to limit its administration fee with respect to the Money Market Portfolio to 0.02% of average daily net assets. Additionally, effective October 17, 2005, CUFSLP voluntarily agreed to waive all of its administration fee with respect to the Money Market Portfolio until April 16, 2006. On April 17, 2006, CUFSLP removed this additional waiver. This voluntary limitation and waiver may be modified or eliminated by CUFSLP in the future at its discretion. For the year ended August 31, 2006, CUFSLP waived administration fees amounting to approximately $245,000.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2006

3.	Agreements—(Continued)
      CUFSLP has agreed that to the extent the total annualized expenses (excluding interest, taxes, brokerage and extraordinary expenses exclusive of any expense offset arrangements) (the “Expenses”) of the Money Market Portfolio exceed 0.20% of the average daily net assets, CUFSLP will either reduce the administration fees otherwise payable or pay such Expenses of the Money Market Portfolio. In addition, the Portfolio is not obligated to reimburse CUFSLP for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2006, no expenses were required to be reimbursed by CUFSLP under this agreement.
      CUFSLP and GSAM have each voluntarily agreed to limit the other annualized ordinary expenses (excluding advisory fees, administration fees, interest, taxes, brokerage and extraordinary expenses exclusive of any expense offset arrangements) of the Ultra-Short Duration Government Portfolio such that CUFSLP will reimburse expenses that exceed 0.05% up to 0.10% of the Ultra-Short Duration Government Portfolio’s average daily net assets, and GSAM will reimburse expenses that exceed 0.10% up to 0.15% of the Ultra-Short Duration Government Portfolio’s average daily net assets. In addition, the Portfolio is not obligated to reimburse CUFSLP and GSAM for prior fiscal year expense reimbursements, if any. For the year ended August 31, 2006, CUFSLP reimbursed expenses of approximately $143,600. GSAM was not required to reimburse any expenses under this agreement for the same period.
      In addition, the Portfolios have entered into certain expense offset arrangements with the custodian resulting in a reduction in the Portfolios’ expenses. For the year ended August 31, 2006, custody fee reductions for the Money Market, Ultra-Short Duration Government and Short Duration Portfolios amounted to approximately $1,100, $12,800 and $10,700, respectively.
      Callahan Financial Services, Inc. and Goldman Sachs serve as exclusive distributors of Units of the Portfolios. For the year ended August 31, 2006, neither party received any compensation for this service. Goldman Sachs also serves as Transfer Agent of the Portfolios and receives a fee (“transfer agent fee”) from the Ultra-Short Duration Government and Short Duration Portfolios. The transfer agent fee is calculated monthly based on a fixed amount and is assessed on the number of accounts serviced during the month.

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2006

4.	Investment Transactions
      The cost of purchases and proceeds from sales and maturities of long-term securities for the Ultra-Short Duration Government Portfolio and Short Duration Portfolio for the year ended August 31, 2006 were as follows ($ in thousands):

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio

Purchases of U.S. Government and agency obligations	$198,999	$846,944
Purchases (excluding U.S. Government and agency obligations)	—	85,029
Sales or maturities of U.S. Government and agency obligations	285,864	855,993
Sales or maturities (excluding U.S. Government and agency obligations)	6,227	5,364

5.	Line of Credit Facility
      The Portfolios participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, each Portfolio must own securities having a market value in excess of 300% of its total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate.
      This committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the year ended August 31, 2006, the Portfolios did not have any borrowings under this facility.

6.	Other Matters
Principal Transactions with GSAM—Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Money Market Portfolio may enter into certain principal transactions, including repurchase agreements, with Goldman Sachs.
New Accounting Pronouncements—On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance as to how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2006

6.	Other Matters—(Continued)
after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the Portfolios’ financial statements has not yet been determined.
      On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. The standard is not expected to materially impact the Portfolio’s financial statements.

7.	Tax Information
      The tax character of distributions paid was as follows*:

	Ultra-Short Duration
	Government Portfolio		Short Duration Portfolio
	Fiscal Years Ended		Fiscal Years Ended

	August 31, 2006	August 31, 2005	August 31, 2006	August 31, 2005

Distributions paid from:
Ordinary income	$19,086,263	$25,301,602	$28,215,801	$23,917,022

Total taxable distributions	$19,086,263	$25,301,602	$28,215,801	$23,917,022

Tax return of capital	$—	$56,581	$—	$—

*	In addition, the Money Market Portfolio had distributed substantially all of its current year income and realized gains (if any) as ordinary income for the past two years.
      As of August 31, 2006, the components of accumulated earnings (losses) on a tax basis for the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio were as follows:

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio

Undistributed ordinary income—net	$1,294,291	$2,165,719

Total undistributed earnings	$1,294,291	$2,165,719
Capital loss carryforward[1]	(48,742,546)	(20,956,674)
Timing differences (dividends payable and post October losses)	(2,971,104)	(6,531,624)
Unrealized losses—net	(2,024,039)	(4,104,022)

Total accumulated losses—net	$(52,443,398)	$(29,426,601)

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2006

7.	Tax Information—(Continued)
      There were no significant book to tax differences for the Money Market Portfolio.

[1]	The amount and year of expiration for each capital loss carryforward is indicated below. Expiration occurs on August 31 of the year indicated. Utilization of these losses may be limited under the Code:

Portfolio	2007	2008	2009	2010	2011	2012	2013	2014

Ultra-Short Duration Government	$(5,040,383)	$(689,432)	$(139,960)	$(371,560)	$(2,667,678)	$(17,778,765)	$(18,747,166)	$(3,307,602)
Short Duration	(4,468,853)	(526,184)	—	—	(1,439,421)	(4,543,488)	(3,835,419)	(6,143,309)
The amortized cost for the Money Market Portfolio stated in the accompanying Statements of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes. At August 31, 2006, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Ultra-Short
	Duration	Short
	Government	Duration
	Portfolio	Portfolio

Tax Cost	$435,043,177	$698,404,603

Gross unrealized gain	100,314	1,041,312
Gross unrealized loss	(2,124,353)	(5,145,334)

Net unrealized loss	$(2,024,039)	$(4,104,022)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to market discounts and market premiums.
In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of paydown losses, market discounts and market premiums.

		Accumulated
	Paid-in	Undistributed Net	Accumulated
Portfolio	Capital	Investment Income	Net Realized Loss

Ultra-Short Duration Government	$198,136	$679,049	$(877,185)
Short Duration	(76,423)	386,229	(309,806)

TRUST FOR CREDIT UNIONS

NOTES TO FINANCIAL STATEMENTS—(Continued)
August 31, 2006

8.	Concentration of Risk
      The Ultra-Short Duration Government and Short Duration Portfolios may also invest in multiple class mortgage-related securities, including collateralized mortgage obligations and REMIC pass-through or participation certificates (collectively, “CMOs”). These multiple class securities may be mortgage-related securities issued by the U.S. Government, its agencies, instrumentalities or sponsored enterprises, including FNMA and FHLMC or, in the case of the Short Duration Portfolio, private mortgage-related securities issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs. Investors may purchase beneficial interests in CMOs, which are known as “regular” interests or “residual” interests. The Portfolios may not purchase residual interests, but may purchase other types of interests. Each class of a CMO, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date. The principal of and interest on the Mortgage Assets may be allocated among several classes of a CMO in various ways.

Report of Independent Registered Public Accounting Firm
To the Trustees and Unitholders of
Trust for Credit Unions:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Trust for Credit Unions (a Massachusetts business trust comprising the Money Market Portfolio, Ultra-Short Duration Government Portfolio, and Short Duration Portfolio), (collectively, the Portfolios ), at August 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Boston, Massachusetts
October 27, 2006

Portfolio Expenses (Unaudited)—Six Month Period Ended August 31, 2006
          As a Unitholder of the Portfolios, you incur ongoing costs, including management fees, administration fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2006 through August 31, 2006.
Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a Unitholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Money Market Portfolio			Ultra-Short Duration Government Portfolio			Short Duration Portfolio

			Expenses			Expenses			Expenses
	Beginning	Ending	Paid for the	Beginning	Ending	Paid for the	Beginning	Ending	Paid for the
	Account Value	Account Value	6 months ended	Account Value	Account Value	6 months ended	Account Value	Account Value	6 months ended
	3/1/06	8/31/06	8/31/06*	3/1/06	8/31/06	8/31/06*	3/1/06	8/31/06	8/31/06*

Actual	$1,000.00	$1,025.00	$0.66	$1,000.00	$1,024.10	$1.79	$1,000.00	$1,023.40	$1.63
Hypothetical 5% return	1,000.00	1,024.55 +	0.66	1,000.00	1,023.44 +	1.79	1,000.00	1,023.59 +	1.63

*	Expenses are calculated using each Portfolio’s annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were 0.13%, 0.35% and 0.32% for the Money Market Portfolio, Ultra-Short Duration Government Portfolio and Short Duration Portfolio, respectively.

+	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

Statement Regarding Basis for Approval of Advisory Agreement
        The Trustees oversee the management of Trust for Credit Unions (the “Trust”), and review the investment performance and expenses of the investment portfolios covered by this Report (the “Portfolios”) at regularly scheduled meetings held during the Portfolios’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment advisory agreement (the “Advisory Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Portfolios.
      The Advisory Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on March 27, 2006 (the “Annual Contract Meeting”).
      At the Annual Contract Meeting the Trustees reviewed matters that included: (a) the Portfolios’ investment advisory fee arrangements; (b) the Portfolios’ investment performance; (c) the quality of the Investment Adviser’s services; (d) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (e) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments and the technology, operations, treasury and tax groups; (f) the Investment Adviser’s financial resources; (g) the fees received by the Investment Adviser’s affiliates from the Portfolios for transfer agency and other services; (h) the terms of the Advisory Agreement; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment advisory agreements; and (j) the Investment Adviser’s credit research process, trade aggregation and allocation policies and employee trading practices. At the Annual Contract Meeting, the Trustees also considered the expenses paid by the Portfolios and the Portfolios’ expense trends over time.
      In connection with the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. During the course of their deliberations, the Independent Trustees met in executive session without employees of the Investment Adviser present.
      In evaluating the Advisory Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Portfolios. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Advisory Agreement, including: (a) information on the investment performance of the Portfolios in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios invest; (c) compliance reports; and (d) expenses borne by the Portfolios.
      In connection with their approval of the Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. The Trustees concluded that the Investment Adviser had substantial resources to provide services to the Trust; that GSAM’s services had been acceptable; and that GSAM had been responsive to requests made by the Trustees and to regulatory and industry changes.
      The Trustees also considered the investment performance of the Portfolios and the Investment Adviser. Information on the Portfolios’ investment performance was provided for one, three, five and ten year periods. The Trustees considered the Portfolios’ investment performance in light of their performance benchmarks and the investment objectives and credit parameters applicable to the Portfolios. The Trustees concluded that the investment performance of each of the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio as compared to their respective benchmarks was acceptable, and that although the yields of the Money Market Portfolio trailed the federal funds rate, this spread had narrowed in recent months. In addition, the Money Market Portfolio’s investment

Statement Regarding Basis for Approval of Advisory Agreement (continued)
performance was competitive when compared to the performance of other registered money market funds. In reaching these conclusions, the Trustees also considered the relative stability of the net asset values of the Ultra-Short Duration Government Portfolio and Short Duration Portfolio during the past year despite the rising interest rate environment.
      The Board of Trustees also considered the contractual fee rates payable by the Portfolios under the Advisory Agreement. In this regard, information on the fees paid by the Portfolios and the Portfolios’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. Most of the comparisons of the Portfolios’ fee rates and total operating expense ratios were prepared by a third-party consultant. The Trustees found the industry and peer group comparisons to be helpful in their deliberations.
      More particularly, the Trustees reviewed analyses prepared by a third party consultant of the expense rankings of the Portfolios. The analyses provided a comparison of the Portfolios’ management fees to relevant peer groups and category universes; an expense analysis which compared each Portfolio’s expenses to a peer group and a category universe; and a five-year history comparing each Portfolio’s expenses to peer group and category medians. The analyses also compared the Portfolios’ transfer agency fees and other expenses to peer group medians.
      In addition, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them, and information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. In this connection, the Trustees noted that the current investment advisory fee for the Money Market Portfolio had a breakpoint at $300 million (from 0.20% to 0.15%), although the Investment Adviser was currently waiving voluntarily its investment advisory fee to a lower level (0.07%). In addition, the Trustees noted that although the investment advisory fees for the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio did not include breakpoints, the investment advisory fees and ordinary operating expense ratios for these Portfolios were low compared to mutual fund industry averages. The Trustees further noted that the Portfolios’ investment advisory fee rates and ordinary operating expense ratios were among the lowest in the mutual fund industry, which would appear to indicate that the Portfolios were sharing in economies of scale at their current asset levels. In this regard, the Trustees also noted that although the assets of the Portfolios had declined, the ordinary operating expense ratios of the Portfolios had remained relatively stable, due, in part, to additional expense reimbursements by the Trust’s administrator with respect to the Ultra-Short Duration Government Portfolio and, with respect to the Money Market Portfolio, fee waivers that had been implemented by the Trust’s administrator, the Investment Adviser and the Trustees.
      The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Portfolios. These other benefits included the transfer agency fees paid by the Ultra-Short Duration Government Portfolio and the Short Duration Portfolio. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Portfolios. The Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies.
      After reviewing the information regarding the Investment Adviser’s costs, profitability and economies of scale, and after considering the Investment Adviser’s services, the Trustees concluded that the investment advisory fees paid by the Portfolios were fair and reasonable and that the Advisory Agreement should be approved and continued.

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Age and Address[1]	with Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]

James C. Barr Age 70	Trustee	Since 1989	Managing Member, J.C.B. Enterprises, L.L.C. (March 1997-Present); Chief Executive Officer, National Milk Producers Federation (March 1985-March 1997).	3	None

Edgar F. Callahan Age: 78	Vice Chairman and Trustee	Since 1989	Partner, Member Value Network, L.L.C. (March 2003-Present); Director, Member Trust (2004); Chief Executive Officer, PATELCO Credit Union (October 1987-December 2002).	3	None

Robert M. Coen Age: 67	Trustee	Since 1989	Professor of Economics, Northwestern University.	3	None

Thomas S. Condit Age: 64	Trustee	Since 1989	Retired. Director, American Community Properties Trust (March 2003-Present).	3

Rudolf J. Hanley Age: 63	Trustee	Since 2003	President and Chief Executive Officer, Orange County Federal Teachers Credit Union (September 1982- Present).	3	None

Betty G. Hobbs Age: 67	Trustee	Since 1996	President and Chief Executive Officer, The Tennessee Credit Union (over 25 years).	3	None

Gary Oakland Age: 53	Chairman and Trustee	Since 1999	President and Chief Executive Officer, Boeing Employees Credit Union (July 1986-Present).	3	None

D. Michael Riley Age: 59	Trustee	Since 2000	President, D. Michael Riley & Associates (July 1996-Present).	3	None

Interested Trustees

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length of		Complex	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Overseen by	Held by
Name, Age and Address[1]	with Trust	Served[2]	During Past 5 Years	Trustee[3]	Trustee[4]

Wendell A. Sebastian[5] Age: 62	Trustee	Since 1989	President and Chief Executive Officer, GTE Federal Credit Union (January 1998-Present).	3	None

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Callahan Credit Union Financial Services Limited Liability Limited Partnership, 1001 Connecticut Avenue, N.W., Suite 1001, Washington, D.C. 20036-5504.

[2]	Each Trustee serves for an indefinite term until the next meeting of Unitholders, if any, called for the purpose of considering the election or re-election of such Trustee, or until such Trustee sooner dies, resigns, retires or is removed.

[3]	The Fund Complex includes all registered investment companies that are advised by GSAM or one of its affiliates.

[4]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	Mr. Sebastian is considered an Interested Trustee of the Trust because his daughter is an employee of Callahan & Associates, Inc., the sole shareholder of Callahan Financial Services, Inc., a co-distributor of the Trust.

Officers of the Trust

Term of
Office and
	Position(s) Held	Length of
Name, Age and Address	with Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Charles W. Filson, 61 1001 Connecticut Ave., N.W. Suite 1001 Washington, D.C. 20016	President	Since 1988	Director and President, Collahan Financial Services, Inc. (“CFS”) (Nov. 2001- Present); and Treasurer, CFS (October 1987-Present).

Kaysie P. Uniacke, 44 32 Old Slip, 31st Floor New York, NY 10005	Vice President	Since 2006	Partner, Goldman Sachs (October 2002- Present); Managing Director, GSAM (since 1997); Trustee, Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present); President, Goldman Sachs Mutual Fund Complex (registered investment companies) (2002-Present); Assistant Secretary, Trust for Credit Unions (1995- 2006).

Jesse Cole, 43 71 South Wacker Drive Suite 500 Chicago, IL 60606	Vice President	Since 2006	Vice President, GSAM (June 1998- Present); Vice President, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1998-Present).

John M. Perlowski, 41 32 Old Slip, 31st Floor New York, NY 10005	Treasurer	Since 1998	Managing Director, Goldman Sachs (December 2003-Present); Vice President, Goldman Sachs (July 1995-December 2003); Treasurer, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (registered investment companies) (1997-Present).

Peter V. Bonanno, 38 32 Old Slip New York, NY 10005	Secretary	Since 2006	Vice President and Associate General Counsel, Goldman Sachs (2002-Present); Vice President and Assistant General Counsel, Goldman Sachs (1990-2002).

Secretary—Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Each officer is elected by the Board of Trustees of the Trust. The President, Treasurer and Secretary each serve until the next annual meeting of the Trustees and until his or her successor is chosen and qualified or until his or her death, resignation, removal or disqualification. Each of the other officers hold office at the pleasure of the Trustees.

TRUST

for Credit Unions

Trustees
Gary Oakland, Chairman
Edgar F. Callahan, Vice-Chairman
James C. Barr
Robert M. Coen
Thomas S. Condit
Rudolf J. Hanley
Betty G. Hobbs
D. Michael Riley
Wendell A. Sebastian

Officers
Charles W. Filson, President
Kaysie P. Uniacke, Vice President
Jesse Cole, Vice President
John M. Perlowski, Treasurer
Peter V. Bonanno, Secretary

Administrator
Callahan Credit Union Financial Services, Inc.,
Limited Liability Limited Partnership

Investment Adviser
Goldman Sachs Asset Management, L.P.,
an affiliate of Goldman, Sachs & Co.

Transfer Agent
Goldman, Sachs & Co.

Distributors
Callahan Financial Services, Inc.

Goldman, Sachs & Co.

Independent Auditors
PricewaterhouseCoopers LLP

Return address:
Goldman Sachs Funds
71 South Wacker Drive
Suite 500
Chicago, IL 60606
TCUAR06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. D. Michael Riley is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Item 4 – Principal Accountant Fees and Services for the Trust for Credit Unions: Table 1 – Items 4(a) – 4(d).

	2006	2005	Description of Services Rendered
Audit Fees	$55,000	$39,600	Financial statement audits

Audit-Related Fees[1]	$202,000	$185,000	Other attest services

Tax Fees	$16,900	$14,000	Tax compliance services provided in connection with the preparation and review of the registrant’s tax returns

All Other Fees	$0	$0

[1]	These fees include the portions allocated to the Goldman Sachs Trust and the Goldman Sachs Variable Insurance Trust.

Table 2 — Items 4(b), (c) & (d). Non-Audit Services to the Trust for Credit Unions’ service affiliates* that were pre-approved by the Trust for Credit Unions’ Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2006	2005	Description of Services Rendered
Audit-Related Fees	$879,000	$625,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

Tax Fees	$0	$0

All Other Fees	$0	$0

*	These include the adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) – Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Portfolios of the Trust for Credit Unions. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust for Credit Unions (“TCU”) sets forth the procedures and the conditions pursuant to which services performed by the independent auditor for TCU may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditor during the fiscal year in which the services are provided; (2) such services were not recognized by TCU at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to TCU’s Investment Adviser. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to TCU, the Audit Committee will pre-approve those non-audit services provided to TCU’s investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to TCU) where the engagement relates directly to the operations or financial reporting of TCU.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust for Credit Unions’ service affiliates listed in Table 2 were approved by the Trust for Credit Unions’ Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Trust for Credit Unions by PricewaterhouseCoopers LLP for the 12 months ended August 31, 2006 and August 31, 2005 were approximately $218,900 and $199,000, respectively. The aggregate non-audit fees billed to the Trust for Credit Unions’ investment adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 26, 2005 and November 28, 2004 were approximately $5.2 million and $3.9 million, respectively. The 2005 and 2004 amounts include fees for non-audit services required to be pre-approved (see Table 2) and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust for Credit Unions’ operations or financial reporting.

Item 4(h) – The Trust for Credit Unions’ Audit Committee has considered whether the provision of non-audit services to the Trust for Credit Unions’ investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Annual Report to Unitholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Trust for Credit Unions’ Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 10(a)(1) of the registrant’s Form N-CSR filed on November 7, 2003 (Accession Number 0000950123-03-012301).

(a)(2) Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b) Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust For Credit Unions

By:	/s/ CHARLES W. FILSON

Charles W. Filson
President/Principal Executive Officer of
Trust For Credit Unions

Date:	October 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ CHARLES W. FILSON

Charles W. Filson
President/Principal Executive Officer of
Trust For Credit Unions

Date:	October 31, 2006

By:	/s/ JOHN M. PERLOWSKI

John M. Perlowski
Treasurer/Principal Financial Officer of
Trust For Credit Unions

Date:	October 31, 2006